Fees Summary	Sep. 23, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	12,309.84
Total Transaction Valuation	83,400,000.00
Total Offset Amount	0.00
Net Fee	$ 12,309.84